UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05245

BNY Mellon Strategic Municipals, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Strategic Municipals, Inc.

SEMIANNUAL REPORT March 31, 2021

BNY Mellon Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through March 31, 2021, as provided by Daniel Rabasco and Jeffrey Burger, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2021, BNY Mellon Strategic Municipals, Inc. produced a total return of 5.69% on a net-asset-value basis and 5.72% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.21 per share, which reflects an annualized distribution rate of 4.92%.2

Municipal bonds rose during the reporting period as the market recovered from the market turmoil that resulted from the COVID-19 pandemic. The pandemic resulted in a flight to safety that hurt municipal market performance earlier in the year, but the market rallied as lockdowns were eased, and the economy continued to rebound.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. in the case of bonds, and in the two highest rating categories or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including close attention to each bond’s yield, maturity and early redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest-rate forecasting. We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund’s exposure to interest-rate movements, and potentially, gains or losses, especially those among the longest maturities.

Lifted Lockdowns and Economic Recovery Further Aid Market

The municipal bond market experienced extraordinary volatility early in 2020 as the COVID-19 virus spread, and government shutdowns caused the economy to slow dramatically. Support from the Federal Reserve (the “Fed”), an easing of government-mandated lockdowns and strong inflows to municipal bond funds toward the end of 2020 bolstered the market.

Approval of multiple COVID-19 vaccines and passage of a federal stimulus package also contributed further to demand. Although the stimulus package did not include direct relief for states and municipalities, the market took a favorable view of funding for hospitals and mass transit, among other segments, as well as for consumers and small businesses.

The results of the November 2020 election provided additional support. A Democrat-controlled Congress made federal relief for state and local governments more likely. It also made income tax hikes more likely, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers as well, and relatively high interest rates also attracted foreign investors.

Investors were also encouraged by the fiscal health of municipal issuers, which turned out to be much stronger than expected. Tax revenues remained robust because real estate and income tax collections failed to decline as much as predicted. Progressive tax regimes proved advantageous because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, federal support to households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

Revenue bonds generally outperformed general obligation bonds late in the period as hard-hit market segments such as transportation and hospitals recovered when investors became more confident that the end of the pandemic was likely. Yield spreads of municipal bonds over Treasury bonds compressed late in the reporting period. This was due to both a rise in long-term Treasury yields and to a decline in long-term municipal bond yields. Although the municipal bond market experienced some turmoil late in the period as the prospects of a stronger economy and an increase in inflation have grown, most of the volatility occurred among longer maturities.

Despite an increase in volatility, the municipal bond market has benefited from strong fundamentals due in part to a $350 billion relief package from the federal government. In addition, inflows to municipal bond mutual funds in 2021 have been the strongest on record.

Asset Allocation and Security Selection Enhanced Returns

The fund’s performance was supported by its overweight position in revenue bonds and an underweight position in general obligation bonds. Security selection was also favorable as positions in Chicago general obligation bonds performed well. In addition, positions in the health care, education, industrial development, special tax and tobacco sectors also contributed positively to returns. The fund did not employ derivatives during the reporting period.

On a less positive note, the fund’s performance was hampered by its curve positioning and longer duration since longer-term bonds underperformed. Security selection in certain higher-quality sectors also hindered returns. Positions in the water and sewer, housing and power sectors in particular were detrimental.

A Positive Stance

The economic fundamentals, as well as supply and demand factors, bode well for the municipal bond market. Issuers have weathered the pandemic in a better fashion than anticipated, with tax receipts exceeding expectations. In addition, federal relief programs, both directly to municipal issuers and indirectly to businesses and consumers, have kept state and local budgets relatively healthy.

Municipal issuers should also benefit from a federal infrastructure spending package. The passage of a federal bill will help upgrade aging infrastructure and benefit state and local economies with job creation and economic activity.

Demand for municipal bonds is likely to remain strong, given the likelihood of higher corporate and personal income tax rates. We also anticipate that supply of tax-exempt municipals will remain manageable since much issuance is occurring in the taxable market.

The possibility of inflation remains a risk, but we anticipate that long-term interest rates will rise only gradually. We expect to keep the fund’s duration relatively long to provide investors

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

incremental yield and we anticipate that longer-term municipal bonds will continue to benefit from strong demand relative to comparable Treasuries. We also anticipate opportunities in lower-quality investment grade bonds as well as in high yield municipal bonds as credit fundamentals will benefit from continued economic growth.

April 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until November 30, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

STATEMENT OF INVESTMENTS

March 31, 2021 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,874,705)	3.63	5/20/2033	1,708,019		1,935,587

Long-Term Municipal Investments - 150.5%
Alabama - 3.7%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	6,000,000		6,212,864
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.90	10/1/2050	2,500,000	[a]	2,541,451
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	6,000,000		8,542,210
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2036	2,000,000		2,339,086
				19,635,611
Arizona - 8.0%
Arizona Industrial Development Authority, Revenue Bonds (Academics of Math & Science Project)	5.00	7/1/2054	1,275,000	[b]	1,429,197
Arizona Industrial Development Authority, Revenue Bonds (Cadence Campus Project) Ser. A	4.00	7/15/2030	625,000	[b]	676,527
Arizona Industrial Development Authority, Revenue Bonds (Cadence Campus Project) Ser. A	4.00	7/15/2040	925,000	[b]	968,994
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	5,770,000	[b]	6,265,925
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	4.00	2/1/2050	1,500,000		1,709,444
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Basis Schools Projects) Ser. D	5.00	7/1/2047	1,035,000	[b]	1,154,430
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Basis Schools Projects) Ser. D	5.00	7/1/2051	380,000	[b]	422,933

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Arizona - 8.0% (continued)
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,000,000		1,148,991
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	2,480,000	[b]	2,790,599
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	3,000,000	[b]	3,513,405
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Paradise Schools Projects Paragon Management)	5.00	7/1/2047	2,000,000	[b]	2,176,272
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	1,000,000		1,389,683
Tempe Industrial Development Authority, Revenue Bonds (Mirabella at ASU Project) Ser. B	5.35	10/1/2025	3,000,000	[b]	3,026,647
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	17.21	12/1/2037	4,030,000	[b,c,d]	5,525,380
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2035	2,360,000	[b]	2,588,836
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[b]	2,162,155
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	6,000,000	[b]	6,100,556
				43,049,974
California - 6.0%
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,000,000		1,105,918
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.50	12/1/2058	1,000,000	[b]	1,175,420

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
California - 6.0% (continued)
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	1,000,000		1,116,750
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	2,000,000		2,074,674
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Refunding, Ser. A	5.00	8/1/2023	1,000,000		1,061,341
Tender Option Bond Trust Receipts (Series 2016-XM0379), (Los Angeles Department of Water & Power, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	15.44	8/19/2021	5,000,000	[b,c,d]	5,265,441
Tender Option Bond Trust Receipts (Series 2016-XM0434), (The Regents of the University of California, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	17.78	5/15/2038	10,000,000	[b,c,d]	10,911,376
Tender Option Bond Trust Receipts (Series 2020-XF2876), (San Francisco California City & County Airport Commission, Revenue Bonds, Refunding, Ser. E) Recourse, Underlying Coupon Rate (%) 5.00	17.37	5/1/2050	7,780,000	[b,c,d]	9,290,985
				32,001,905
Colorado - 7.4%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	4,500,000		4,965,363
Denver City & County, Revenue Bonds, Refunding (United Airlines Project)	5.00	10/1/2032	1,000,000		1,064,447
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	4,560,000		4,767,461
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	2,000,000		2,164,363
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2035	1,250,000		1,478,733

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Colorado - 7.4% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0385), (Board of Governors of the Colorado State University, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	15.41	3/1/2038	7,500,000	[b,c,d]	7,821,195
Tender Option Bond Trust Receipts (Series 2016-XM0433), (Colorado Springs, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	17.73	11/15/2043	9,752,907	[b,c,d]	10,768,987
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	16.81	8/1/2044	4,440,000	[b,c,d]	5,871,782
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	3.25	12/15/2050	800,000		846,291
				39,748,622
Connecticut - 1.8%
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2040	1,000,000		1,256,331
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	12/1/2045	2,500,000		2,967,196
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	1,185,000		1,283,939
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	3,500,000	[b]	3,998,517
				9,505,983
District of Columbia - 4.4%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail & Capital Improvement Projects) Ser. A	5.00	10/1/2039	1,000,000		1,201,441
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2049	1,000,000		1,122,112

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
District of Columbia - 4.4% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0437), (District of Columbia, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	17.74	12/1/2035	19,992,830	[b,c,d]	21,456,857
				23,780,410
Florida - 7.5%
Alachua County Health Facilities Authority, Revenue Bonds (Shands Teaching Hospital & Clinics Obligated Group)	4.00	12/1/2049	1,625,000		1,827,926
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	3,000,000		3,329,426
Florida Development Finance Corp., Revenue Bonds (Miami Arts Charter School Project) Ser. A	6.00	6/15/2044	5,000,000	[b]	4,519,759
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2044	2,000,000		2,261,262
Miami-Dade County, Revenue Bonds	0.00	10/1/2045	3,000,000	[e]	1,325,585
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2045	2,850,000		3,258,992
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. B	5.00	11/15/2042	735,000		876,513
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	2,600,000		2,802,098
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2029	1,000,000		1,139,121
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	2,500,000		2,459,627
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	12.11	10/1/2049	3,435,000	[b,c,d]	3,908,694

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Florida - 7.5% (continued)
Tender Option Bond Trust Receipts (Series 2019-XM0782), (Palm Beach County Florida Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)) Recourse, Underlying Coupon Rate (%) 4.00	13.84	8/15/2049	5,535,000	[b,c,d]	6,275,888
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	13.76	10/1/2049	4,685,000	[b,c,d]	5,244,301
Village Community Development District No. 10, Special Assessment Bonds	6.00	5/1/2044	900,000		979,999
				40,209,191
Georgia - 5.1%
Atlanta Water & Wastewater, Revenue Bonds, Ser. D	3.50	11/1/2028	1,460,000	[b]	1,598,369
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate (%) 5.00	17.74	10/1/2043	10,000,000	[b,c,d]	11,021,243
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	17.60	1/1/2056	3,600,000	[b,c,d]	4,238,432
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	15.28	7/1/2044	6,340,000	[b,c,d]	7,862,759
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	2,400,000		2,664,690
				27,385,493
Hawaii - .6%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	1,500,000		1,648,362

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Hawaii - .6% (continued)
Honolulu City & County, GO, Ser. C	4.00	7/1/2044	1,500,000		1,752,077
				3,400,439
Idaho - .9%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	5,000,000		5,022,697
Illinois - 14.9%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2034	1,400,000		1,665,785
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	2,000,000		2,315,852
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000		2,327,158
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,611,345
Chicago II, GO, Ser. A	5.00	1/1/2044	4,000,000		4,652,086
Chicago II, GO, Ser. A	5.50	1/1/2049	1,000,000		1,196,803
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	3,585,000		4,235,652
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,219,913
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,100,000		1,325,159
Illinois, GO, Ser. A	5.00	5/1/2038	3,900,000		4,509,214
Illinois, GO, Ser. C	5.00	11/1/2029	1,120,000		1,308,665
Illinois, GO, Ser. D	5.00	11/1/2028	2,825,000		3,334,937
Illinois Finance Authority, Revenue Bonds, Refunding (Lutheran Life Communities Obligated Group) Ser. A	5.00	11/1/2040	1,750,000		1,941,148
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	4.00	1/1/2044	1,500,000		1,709,494
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,000,000		2,339,971
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[e]	1,602,424
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	0.00	12/15/2054	21,800,000	[e]	6,691,416

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Illinois - 14.9% (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	6/15/2052	1,650,000		1,706,300
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	12/15/2028	3,000,000		3,131,445
Railsplitter Tobacco Settlement Authority, Revenue Bonds	6.00	6/1/2021	4,050,000	[f]	4,087,151
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2038	2,000,000		2,281,795
Tender Option Bond Trust Receipts (Series 2016-XM0378), (Greater Chicago Metropolitan Water Reclamation District, GO) Non-recourse, Underlying Coupon Rate (%) 5.00	15.26	12/1/2032	7,500,000	[b,c,d]	7,733,238
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.41	10/1/2040	12,000,000	[b,c,d]	14,071,238
University of Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	1,000,000		1,114,680
				80,112,869
Indiana - 1.8%
Indiana Finance Authority, Revenue Bonds (Green Bond) (RES Polyflow Indiana)	7.00	3/1/2039	6,175,000	[b]	5,759,870
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. A	5.00	6/1/2039	1,585,000		1,630,883
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. B	3.00	11/1/2030	1,000,000		1,038,472
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,000,000		1,208,568
				9,637,793
Iowa - 1.5%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	7,375,000		8,082,083

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Kansas - .4%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. A	5.25	11/15/2053	1,000,000		992,220
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	950,000		954,341
				1,946,561
Kentucky - .5%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	2,500,000		2,816,607
Louisiana - 3.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	3,100,000		3,419,177
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University)	4.00	4/1/2050	1,000,000		1,126,214
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	17.30	7/1/2047	10,755,000	[b,c,d]	12,490,379
				17,035,770
Maine - .3%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Obligated Group)	7.50	7/1/2021	1,500,000	[f]	1,526,466
Maryland - 3.0%
Maryland Economic Development Corp., Tax Allocation Bonds (Port Covington Project)	4.00	9/1/2050	1,000,000		1,080,549
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,810,349
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stevenson University Project)	4.00	6/1/2051	1,000,000		1,103,472

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Maryland - 3.0% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.38	7/1/2042	9,000,000	[b,c,d]	10,136,935
				16,131,305
Massachusetts - 7.4%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	1,750,000		1,895,212
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	1,000,000	[b]	1,092,016
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2025	1,400,000		1,641,982
Tender Option Bond Trust Receipts (Series 2016-XM0372), (Massachusetts, GO) Non-recourse, Underlying Coupon Rate (%) 5.00	15.41	4/1/2027	8,600,000	[b,c,d]	8,600,000
Tender Option Bond Trust Receipts (Series 2016-XM0389), (Massachusetts School Building Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	15.41	5/15/2043	10,000,000	[b,c,d]	10,986,386
Tender Option Bond Trust Receipts (Series 2018-XF0610), (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.67	6/1/2047	12,750,000	[b,c,d]	15,713,889
				39,929,485
Michigan - 6.1%
Detroit, GO, Ser. A	5.00	4/1/2050	2,305,000		2,757,841
Detroit Water Supply System, Revenue Bonds, Ser. A	5.00	7/1/2021	1,500,000	[f]	1,517,623
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	3,000,000		3,583,280
Michigan Finance Authority, Revenue Bonds (Beaumont Health Credit Obligated Group)	5.00	11/1/2044	5,165,000		5,942,980

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Michigan - 6.1% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2031	2,000,000		2,279,276
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,000,000		2,266,167
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2040	4,435,000		5,606,759
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. D2	5.00	7/1/2034	2,000,000		2,341,131
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	13.67	11/15/2050	5,840,000	[b,c,d]	6,548,260
				32,843,317
Minnesota - .7%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	3,000,000		3,509,438
Mississippi - 1.0%
Mississippi Development Bank, Revenue Bonds, Refunding (Magnolia Regional Health Center Project) Ser. A	6.50	10/1/2031	5,500,000		5,592,424
Missouri - 3.3%
Kansas City Industrial Development Authority, Revenue Bonds, Ser. A	5.00	3/1/2044	1,000,000		1,193,570
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	2,975,000		3,291,312
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2048	2,025,000		2,241,193
St. Louis Land Clearance for Redevelopment Authority, Revenue Bonds	5.13	6/1/2046	4,760,000		5,333,933

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Missouri - 3.3% (continued)
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Mercy Health)	4.00	6/1/2050	2,000,000		2,263,272
The St. Louis Missouri Industrial Development Authority, Tax Allocation Bonds (St. Louis Innovation District Project)	4.38	5/15/2036	3,500,000		3,538,116
				17,861,396
Multi-State - .5%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	2,385,000	[b]	2,610,709
Nevada - .9%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2036	1,500,000		1,771,494
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	2,750,000		2,993,880
				4,765,374
New Hampshire - .2%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	3.75	7/2/2040	1,000,000	[b]	1,034,046
New Jersey - 4.8%
New Jersey, GO, Ser. A	4.00	6/1/2031	1,000,000		1,222,661
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	4,000,000		4,676,830
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2025	1,560,000		1,722,163
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,775,000		2,105,357
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000		2,420,461
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,500,000		1,719,389
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2051	3,000,000		3,454,939

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
New Jersey - 4.8% (continued)
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.25	18.23	6/15/2040	3,250,000	[b,c,d]	3,692,986
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	750,000		896,824
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	3,410,000		3,964,315
				25,875,925
New York - 7.7%
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	4.00	7/1/2050	1,500,000		1,714,979
New York City, GO, Ser. D1	4.00	3/1/2050	2,750,000		3,101,486
New York City Educational Construction Fund, Revenue Bonds, Ser. A	6.50	4/1/2027	4,490,000		4,503,585
New York Convention Center Development Corp., Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	6,885,000	[e]	3,009,825
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,000,000	[b]	7,646,082
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2045	1,000,000		1,123,168
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	3,500,000		3,944,755
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	4.00	12/1/2039	1,475,000		1,662,906
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[b]	2,091,527
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 223rd	4.00	7/15/2046	3,000,000		3,409,695

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
New York - 7.7% (continued)
Tender Option Bond Trust Receipts (Series 2020-XM0826), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	11.90	11/15/2046	7,045,000	[b,c,d]	7,915,717
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	1,165,000		1,270,382
				41,394,107
North Carolina - 2.3%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Pennybyrn at Maryfield Obligated Group)	5.00	10/1/2035	1,005,000		1,061,545
Tender Option Bond Trust Receipts (Series 2019-XF0792), (North Carolina Medical Care Commission, Revenue Bonds, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.00	12.33	11/1/2049	10,000,000	[b,c,d]	11,434,359
				12,495,904
Ohio - 10.1%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	1,250,000		1,394,968
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	14,250,000		16,066,155
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2031	3,955,000	[e]	3,242,772
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2029	3,955,000	[e]	3,439,100
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	2,000,000		2,277,061
Franklin County Convention Facilities Authority, Revenue Bonds	5.00	12/1/2044	1,250,000		1,444,103
Muskingum County, Revenue Bonds (Genesis HealthCare System Project)	5.00	2/15/2022	4,590,000		4,734,482

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Ohio - 10.1% (continued)
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper OH Project)	4.50	1/15/2048	2,250,000	[b]	2,502,181
Tender Option Bond Trust Receipts (Series 2016-XM0380), (Hamilton County, Revenue Bonds, Refunding (The Metropolitan Sewer District of Greater Cincinnati)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.41	12/1/2038	17,000,000	[b,c,d]	18,858,192
				53,959,014
Oklahoma - .3%
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. B	5.25	8/15/2048	1,500,000		1,795,416
Oregon - .3%
Clackmas County Hospital Facility Authority, Revenue Bonds, Refunding (Senior Living-Willamette View Project) Ser. A	5.00	11/15/2047	1,500,000		1,632,644
Pennsylvania - 3.8%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2031	1,500,000		1,884,901
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,175,000		1,268,443
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2036	3,675,000		4,144,096
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,500,000		1,518,669
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,500,000		1,718,849
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	10/1/2033	1,250,000		1,648,016
Philadelphia Water & Wastewater, Revenue Bonds, Ser. A	5.00	11/1/2050	1,500,000		1,902,993
Tender Option Bond Trust Receipts (Series 2016-XM0373), (Geisinger Authority, Revenue Bonds (Geisinger Health System)) Non-recourse, Underlying Coupon Rate (%) 5.13	15.73	6/1/2041	3,000,000	[b,c,d]	3,017,499

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Pennsylvania - 3.8% (continued)
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2036	2,740,000		3,136,904
				20,240,370
Rhode Island - 1.6%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2038	7,035,000		8,512,245
South Carolina - 3.3%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		1,101,130
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	11.80	12/1/2043	15,000,000	[b,c,d]	16,617,158
				17,718,288
Tennessee - 1.0%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville & Davidson County, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	15.14	7/1/2040	5,000,000	[b,c,d]	5,475,597
Texas - 10.3%
Central Texas Regional Mobility Authority, Revenue Bonds	5.00	1/1/2048	2,500,000		2,947,384
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2045	1,500,000		1,689,377
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,599,508
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.75	8/15/2045	4,500,000		5,116,523
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	6.13	8/15/2048	6,000,000		6,906,557
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	1,000,000		1,153,897
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2050	6,500,000	[e]	1,760,889

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Texas - 10.3% (continued)
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[b]	1,594,334
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (MRC Stevenson Oaks Project)	6.75	11/15/2051	1,000,000		1,108,267
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	15.41	2/1/2043	16,750,000	[b,c,d]	18,153,229
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2050	1,300,000		1,454,431
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	8,930,000		10,673,648
				55,158,044
U.S. Related - 2.0%
Guam Housing Corp., Revenue Bonds (Insured; Federal Home Loan Mortgage Corp.) Ser. A	5.75	9/1/2031	965,000		1,022,181
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	3,500,000		3,619,269
Puerto Rico, GO, Refunding, Ser. A	8.00	7/1/2035	8,010,000	[g]	6,307,875
				10,949,325
Utah - .8%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,190,000		1,397,165
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	2,345,000		2,764,205
				4,161,370
Virginia - 3.2%
Chesterfield County Economic Development Authority, Revenue Bonds, Refunding (Brandermill Woods Project)	5.13	1/1/2043	2,100,000		2,117,817
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.50	17.42	7/1/2057	7,500,000	[b,c,d]	9,235,823

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Virginia - 3.2% (continued)
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	3,380,000		3,913,625
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	1,620,000		1,880,872
				17,148,137
Washington - 5.7%
King County School District No. 210, GO (Insured; School Bond Guaranty)	4.00	12/1/2034	2,000,000		2,324,887
Port of Seattle, Revenue Bonds, Ser. D	5.00	5/1/2027	4,300,000		5,269,313
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	8.98	7/1/2058	17,000,000	[b,c,d]	19,634,600
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2051	3,200,000	[b]	3,407,758
				30,636,558
Wisconsin - 2.2%
Public Finance Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. A	5.00	11/15/2041	1,000,000		1,195,965
Public Finance Authority, Revenue Bonds (Appalachian State University Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	7/1/2059	2,050,000		2,236,916
Public Finance Authority, Revenue Bonds (Roseman University of Health Sciences)	5.00	4/1/2040	1,175,000	[b]	1,359,952
Public Finance Authority, Revenue Bonds (Southminster Obligated Group)	5.00	10/1/2048	2,000,000	[b]	2,147,991
Public Finance Authority, Revenue Bonds, Refunding (Blue Ridge Healthcare Obligated Group)	4.00	1/1/2045	1,835,000		2,070,376
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods at Marylhurst Project)	5.25	5/15/2047	750,000	[b]	797,634

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 150.5% (continued)
Wisconsin - 2.2% (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2054	2,000,000	2,077,618
				11,886,452
Total Long-Term Municipal Investments (cost $740,569,683)			808,215,364
Total Investments (cost $742,444,388)			150.8%	810,150,951
Liabilities, Less Cash and Receivables			(36.1%)	(194,167,096)
Preferred Stock, at redemption value			(14.7%)	(78,900,000)
Net Assets Applicable to Common Shareholders			100.0%	537,083,855

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, these securities were valued at $392,391,446 or 73.06% of net assets.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

g Non-income producing—security in default.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	25.2
Education	23.4
Medical	18.7
Transportation	14.1
Water	12.4
Nursing Homes	10.3
General Obligation	10.3
Development	8.7
Tobacco Settlement	5.4
Utilities	5.4
Airport	4.7
Power	4.4
School District	4.1
Prerefunded	1.3
Single Family Housing	1.0
Multifamily Housing	.8
Housing	.4
Special Tax	.2
150.8

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	742,444,388	810,150,951
Cash		807,748
Interest receivable		10,494,946
Prepaid expenses		83,870
		821,537,515
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		342,058
Payable for floating rate notes issued—Note 3		204,555,737
Interest and expense payable related to floating rate notes issued—Note 3		441,398
Commissions payable—Note 1		53,838
Dividends payable to Preferred Shareholders		707
Other accrued expenses		159,922
		205,553,660
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (3,156 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		78,900,000
Net Assets Applicable to Common Shareholders ($)		537,083,855
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (62,209,762 shares issued and outstanding)		62,210
Paid-in capital		492,276,186
Total distributable earnings (loss)		44,745,459
Net Assets Applicable to Common Shareholders ($)		537,083,855

Shares Outstanding
(500 million shares authorized)	62,209,762
Net Asset Value Per Share of Common Stock ($)	8.63

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2021 (Unaudited)

Investment Income ($):
Interest Income	16,271,140
Expenses:
Management fee—Note 2(a)	2,291,415
Interest and expense related to floating rate notes issued—Note 3	771,527
Commission fees—Note 1	82,402
Professional fees	70,084
Registration fees	35,333
Directors’ fees and expenses—Note 2(c)	33,249
Shareholders’ reports	27,238
Shareholder servicing costs	21,928
Custodian fees—Note 2(b)	5,497
Chief Compliance Officer fees—Note 2(b)	4,585
Miscellaneous	20,955
Total Expenses	3,364,213
Less—reduction in expenses due to undertaking—Note 2(a)	(305,522)
Less—reduction in fees due to earnings credits—Note 2(b)	(5,410)
Net Expenses	3,053,281
Investment Income—Net	13,217,859
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	2,823,267
Net change in unrealized appreciation (depreciation) on investments	13,486,763
Net Realized and Unrealized Gain (Loss) on Investments	16,310,030
Dividends to Preferred Shareholders	(57,338)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	29,470,551

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2021 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(43,891,488)
Proceeds from sales of portfolio securities	43,721,444
Net purchase (sales) of short-term securities	18,000,000
Dividends paid to Preferred Shareholders	(58,363)
Interest paid	(1,213,079)
Paid to BNY Mellon Investment Adviser, Inc.	(1,969,846)
Operating expenses paid	(281,997)
Net Cash Provided (or Used) in Operating Activities		14,306,671
Cash Flows from Financing Activities ($):
Dividends paid to shareholders	(13,064,050)
Interest and expense related to floating
rate notes issued paid	(966,466)
Net Cash Provided (or Used) in Financing Activities		(14,030,516)
Net Increase (Decrease) in Cash		276,155
Cash at beginning of period		531,593
Cash at End of Period		807,748
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		29,470,551
Adjustments to Reconcile Net Increase in Net Assets
Applicable to Common Shareholder resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		15,063,967
Decrease in interest receivable		515,781
Increase in prepaid expenses		(26,857)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		16,047
Decrease in payable for floating rate notes issued		(18,000,000)
Interest and expense related to floating rate notes issued		771,527
Decrease in dividends payable to Preferred Shareholders		(1,025)
Decrease in Directors' fees and expenses payable		(5,122)
Increase in commissions payable and other accrued expenses		45,843
Net change in unrealized (appreciation) depreciation on investments		(13,486,763)
Net amortization of premiums on investments		(57,278)
Net Cash Provided (or Used) in Operating Activities		14,306,671

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations ($):
Investment income—net	13,217,859	26,682,006
Net realized gain (loss) on investments	2,823,267	(11,651,577)
Net change in unrealized appreciation (depreciation) on investments	13,486,763	(7,079,086)
Dividends to Preferred Shareholders	(57,338)	(1,203,179)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	29,470,551	6,748,164
Distributions ($):
Distributions to Common Shareholders	(13,064,050)	(26,125,626)
Capital Stock Transactions ($):
Distributions reinvested	-	124,964
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	124,964
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	16,406,501	(19,252,498)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	520,677,354	539,929,852
End of Period	537,083,855	520,677,354
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	14,184
Net Increase (Decrease) in Shares Outstanding	-	14,184

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	March 31, 2021	Year Ended September 30,
	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	8.37	8.68	8.28	8.63	9.12	8.75
Investment Operations:
Investment income—net[a]	.21	.43	.45	.50	.51	.53
Net realized and unrealized gain (loss) on investments	.26	(.30)	.40	(.42)	(.45)	.37
Dividends to Preferred Shareholders from investment income—net	(.00)[b]	(.02)	(.03)	(.03)	(.03)	(.01)
Total from Investment Operations	.47	.11	.82	.05	.03	.89
Distributions to Common Shareholders:
Dividends from investment income—net	(.21)	(.42)	(.42)	(.45)	(.52)	(.52)
Net asset value resulting from Auction Preferred Stock tendered as a discount	-	-	-	.05	-	-
Net asset value, end of period	8.63	8.37	8.68	8.28	8.63	9.12
Market value, end of period	8.54	8.28	8.58	7.50	8.79	9.35
Market Price Total Return (%)	5.72[c]	1.58	20.59	(9.72)	(.19)	21.11

	Six Months Ended
	March 31, 2021	Year Ended September 30,
	(Unaudited)	2020	2019	2018	2017	2016
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	1.26[e]	1.70	1.88	1.81	1.49	1.30
Ratio of net expenses to average net assets applicable to Common Stock[d]	1.15[e]	1.58	1.77	1.69	1.37	1.17
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	.29[e]	.73	.91	.76	.39	.22
Ratio of net investment income to average net assets applicable to Common Stock[d]	4.97[e]	5.11	5.41	5.99	5.96	5.83
Ratio of total expenses to total average net assets	1.10[e]	1.48	1.64	1.50	1.18	1.03
Ratio of net expenses to total average net assets	1.00[e]	1.37	1.54	1.40	1.08	.93
Ratio of interest and expense related to floating rate notes issued to total average net assets	.25[e]	.63	.79	.63	.31	.17
Ratio of net investment income to total average net assets	4.33[e]	4.44	4.70	4.96	4.71	4.64
Portfolio Turnover Rate	7.02[c]	36.52	33.21	17.93	8.77	10.40
Asset Coverage of Preferred Stock, end of period	781	760	784	753	476	496
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	537,084	520,677	539,930	514,880	535,958	564,910
Preferred Stock Outstanding, end of period ($ x 1,000)	78,900	78,900	78,900	78,900	142,500	142,500
Floating Rate Notes Outstanding, end of period ($ x 1,000)	204,556	222,556	246,228	229,398	148,574	139,574

a  Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Does not reflect the effect of dividends to Preferred Shareholders.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipals, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Insight North America LLC (“INA”), which, like Mellon, will be an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the fund’s Board of Directors (the “Board”), the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA. As the fund’s sub-adviser, INA will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. The Adviser (and not the fund) will pay INA for its sub-advisory services.

The fund has outstanding 763 Series M shares, 747 Series T shares, 660 Series W shares, 566 Series TH shares and 420 series F shares for a total of 3,156 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche

Bank Trust Company America, as the Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The Board has designated Robin A. Melvin and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities, excluding short-term investment (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Collateralized Municipal-Backed Securities	-	1,935,587	-	1,935,587
Municipal Securities	-	808,215,364	-	808,215,364
Liabilities ($)
Other Financial Instruments:
Floating Rate Notes††	-	(204,555,737)	-	(204,555,737)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On March 30, 2021, the Board declared a cash dividend of $.035 per share from investment income-net, payable on April 30, 2021 to Common

Shareholders of record as of the close of business on April 15, 2021. The ex-dividend date was April 14, 2021.

(e) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2021, for each Series of APS were as follows: Series M-0.095%, Series T-0.095%, Series W-0.095%, Series TH-0.088% and Series F-0.088%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2021 for each Series of APS were as follows: Series M-0.147%, Series T-0.146%, Series W-0.142%, Series TH-0.146% and Series F-0.147%.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $28,135,416 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2020. The fund has $16,093,978 of short-term capital losses and $12,041,438 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2020 was as follows: tax-exempt income $27,323,378 and ordinary income $5,427. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1½% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. During the period ended March 31, 2021, there was no expense reimbursement pursuant to the Agreement.

The Adviser has currently undertaken, from October 1, 2020 through November 30, 2021 to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $305,522 during the period ended March 31, 2021.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2021, the fund was charged $5,497 pursuant to the custody agreement. These fees were partially offset by earnings credits of $5,410

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

During the period ended March 31, 2021, the fund was charged $4,585 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $391,691, custodian fees of $3,545 and Chief Compliance Officer fees of $2,359, which are offset against an expense reimbursement currently in effect in the amount of $55,537.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended March 31, 2021, amounted to $43,879,353 and $42,226,537, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2021 was approximately $213,588,704 with a related weighted average annualized interest rate of .72%.

At March 31, 2021, accumulated net unrealized appreciation on investments was $67,706,563, consisting of $69,370,784 gross unrealized appreciation and $1,664,221 gross unrealized depreciation.

At March 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end general and insured municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds (the “Performance Universe”), all for various periods ended September 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all leveraged closed-end general and insured municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was at or above the Performance Group median for all periods, except the one-, two- and three-year periods when it was below the Performance Group median, and below the Performance Universe median for all periods and the fund’s total return performance, on a market price basis, was at or above the Performance Group median for all periods, except the three- and four-year periods when it was below the Performance Group median, and above the Performance Universe median for all periods except the three-year period when it was below the Performance Universe median. The Board also considered that the fund’s yield performance, on a net asset value basis, was at or above the Performance Group medians for all ten one-year periods ended September 30th and above the Performance Universe medians for all ten one-year periods and, on a market price basis, the fund’s yield performance was at or above the Performance Group and Performance Universe medians for all ten one-year periods ended September 30th except one period when yield performance was within one basis point of the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses. The Board also considered that, based on common and leveraged assets together, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until November 30, 2021, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding).

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Gordon J. Davis†	Robert Salviolo
Joni Evans	Robert Svagna
Joan Gulley	Chief Compliance Officer
Alan H. Howard	Joseph W. Connolly
Robin A. Melvin ††	Portfolio Managers
Burton N. Wallack	Daniel A. Rabasco
Benaree Pratt Wiley††	Jeffrey B. Burger
† Interested Board Member
†† Elected by APS Holders
Officers	Adviser
President	BNY Mellon Investment Adviser, Inc.
David DiPetrillo	Custodian
Chief Legal Officer	The Bank of New York Mellon
Bennett A. MacDougall	Counsel
Vice President and Secretary	Proskauer Rose LLP
James Bitetto	Transfer Agent,
Vice President and Secretaries	Dividend Disbursing Agent
Deirdre Cunnane	and Registrar
Sarah S. Kelleher	Computershare Inc.
Jeff Prusnofsky	(Common Stock)
Peter M. Sullivan	Deutsche Bank Trust Company America
Amanda Quinn	(Auction Preferred Stock)
Natalya Zelensky	Auction Agent
Deutsche Bank Trust Company America
Treasurer	(Auction Preferred Stock)
James Windels	Stock Exchange Listing
Assistant Treasurers	NYSE Symbol: LEO
Gavin C. Reilly	Initial SEC Effective Date
9/23/87

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	LEO

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0853SA0321

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipals, Inc.

By: /s/ David DiPetrillo

          David DiPetrillo

         President (Principal Executive Officer)

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

       David DiPetrillo

       President (Principal Executive Officer)

Date: May 26, 2021

By: /s/ James Windels

       James Windels

       Treasurer (Principal Financial Officer)

Date: May 26, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)